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                                                                   EXHIBIT 10.11

Mr. McGee's Employment Agreement with the Company is substantially the same as the Employment Agreement with Company in Exhibit 10.10, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Shaun
W. McGee; (ii) the position in Section 1, which is Vice President of the Company, Vice President of Boston Federal Savings Bank, and President of Diversified Ventures, Inc. d/b/a Forward Financial Company, a wholly owned subsidiary of Boston Federal Savings Bank; and (iii) the amount of the base salary in Section 3(a), which is $165,000.

Mr. McGee's Employment Agreement with Boston Federal Savings Bank is substantially the same as the Employment Agreement with Boston Federal Savings Bank in Exhibit 10.10, which is incorporated herein by reference except as to:
(i) the name of the signatory, which is Shaun W. McGee; (ii) the position in
Section 1, which is Vice President of Boston Federal Savings Bank and President of Diversified Ventures, Inc. d/b/a Forward Financial Company, a wholly owned subsidiary of Boston Federal Savings Bank; and (iii) the amount of the base salary in Section 3(a), which is $165,000.